UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2025

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Retention Agreements

On December 27, 2025, the Human Resources and Compensation Committee and the Board of Directors of the Company approved retention agreements for a limited group of key management personnel, including the below named executive officers. The retention agreements were approved to ensure continuity in leadership and ongoing success of the Company. The dollar amounts to be paid to each named executive officer and the multiple of those payments compared to the named executive officers’ base salaries are found in the following table. Karl G. Glassman, the Company’s President and Chief Executive Officer, did not receive a retention agreement.

Named Executive Officers	Retention Dollar Amount	Retention Multiple of Base Salary
Benjamin M. Burns, EVP & CFO	$618,000	103%
J. Tyson Hagale, EVP, President – Bedding Products	$618,000	103%
R. Samuel Smith, Jr., EVP, President – Specialized Products and Furniture, Flooring & Textile Products	$540,750	103%
Jennifer J. Davis, EVP & General Counsel	$630,875	128.8%

The retention agreements contain the following terms and conditions:

(i)	The retention payments will be paid in 2025, but are subject to continued employment through December 23, 2026;

(ii)

The retention payments are subject to a 100% clawback if the executive voluntarily terminates employment (other than for death, Disability or Good Reason) or the Company terminates employment (for Cause) on or before May 29, 2026, and a 50% clawback after May 29, 2026 but terminating on or before December 23, 2026 on the same terms; and

(iii)	The clawback provisions will terminate upon a Change in Control of the Company.

The retention agreements have customary confidentiality and non-competition covenants.

The foregoing is only a summary and is qualified in its entirety by reference to the Form of Retention Bonus Award Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The definitions of Cause and Good Reason are contained in the Company’s standard Severance Benefit Agreement which is attached as Exhibit 10.2 to the Company’s Form 8-K filed May 21, 2024, and the definition of Disability is contained in the Form of Retention Bonus Award Agreement. Change in Control is defined in the Company’s Flexible Stock Plan filed as an Appendix to the Company’s Proxy Statement on March 26, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1*,**	Form of Retention Bonus Award Agreement

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Denotes filed herewith.
**	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: December 29, 2025	By:	/s/ JENNIFER J. DAVIS
Jennifer J. Davis
Executive Vice President –
General Counsel

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